UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

SS&C TECHNOLOGIES HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SSNC	The Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of SS&C Technologies Holdings, Inc. (the “Company”) held on May 17, 2023 (the “Annual Meeting”), the Company’s stockholders approved the adoption of the SS&C Technologies Holdings, Inc. 2023 Stock Incentive Plan (the “2023 Plan”), which authorizes for issuance pursuant to awards under the 2023 Plan an aggregate of 11,500,000 common shares of the Company, plus the number of shares remaining available for issuance under the SS&C Technologies, Inc. Second Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”) as of May 17, 2023. The adoption of the 2023 Plan had been previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval.

The 2023 Plan replaces the 2014 Plan and, accordingly, no further awards will be granted under the 2014 Plan and any awards granted under the 2014 Plan prior to the date of the Annual Meeting will remain outstanding under such plan and will continue to vest and/or become exercisable in accordance with their original terms and conditions.

The principal features of the 2023 Plan are described in detail under “Proposal 5 - Approval of SS&C Technologies Holdings, Inc. 2023 Stock Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on April 6, 2023 (the “Proxy Statement”). The full text of the 2023 Plan is attached as Appendix B to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following proposals and director nominations:

1.
The following nominees were elected to the Company’s Board as Class I directors, to serve a term expiring at the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified. The votes cast with respect to the election of the nominees are as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Normand A. Boulanger	219,676,587	13,632,391	170,540	4,985,961
David A. Varsano	190,600,791	42,676,619	202,108	4,985,961
Michael J. Zamkow	222,478,142	10,830,841	170,535	4,985,961

2.
A non-binding, advisory vote on the compensation of the Company’s named executive officers was approved. The votes cast with respect to this matter are as follows:

For	Against	Abstain	Broker Non-Votes
206,684,534	26,492,036	302,948	4,985,961

3.
The stockholders recommended, in a non-binding, advisory vote, that the stockholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers every 1 year. The votes cast with respect to this matter are as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
222,486,929	501,429	10,397,585	93,575	4,985,961

In accordance with the Board’s recommendation, and based on the results of this advisory vote, the Company will continue to hold an annual advisory vote on executive compensation.

4.
The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. The votes cast with respect to this proposal are as follows:

For	Against	Abstain
231,182,428	7,109,513	173,538

5.
Approval of the SS&C Technologies Holdings, Inc. 2023 Stock Incentive Plan. The votes cast with respect to this matter are as follows:

For	Against	Abstain	Broker Non-Votes
193,343,350	39,882,811	253,357	4,985,961

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: May 19, 2023	By:	/s/ Jason White
Jason White
Senior Vice President, General Counsel and Secretary